Supplement dated April 10, 2026
to the following statutory prospectus(es):
Monument Advisor Select New York dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
This supplement amends the supplement dated December 10, 2025 (the "December 10 Supplement").
All references to "April 13, 2026" in the December 10 Supplement are hereby deleted and replaced with "May 4, 2026." Accordingly, Nationwide will begin accepting applications for this contract on May 4, 2026. All other terms and provisions of the December 10 Supplement remain unchanged and in full force and effect.
PROS-1169